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                           INDEMNIFICATION AGREEMENT
                           -------------------------


          AGREEMENT, effective as of _______________ between Bank Plus Corporation, a Delaware corporation ("Bank Plus"), and _____________________ (the "Indemnitee").

          WHEREAS, it is essential to Bank Plus to retain and attract as directors and officers the most capable persons available;

          WHEREAS, Indemnitee is a director/officer of Bank Plus;

          WHEREAS, Bank Plus and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

          WHEREAS, the Certificate of Incorporation (the "Certificate of Incorporation") and the By-laws (the "By-laws") of Bank Plus require Bank Plus to indemnify and advance expenses to its directors and certain of its officers to the full extent permitted by law, and the Indemnitee has been serving and continues to serve as director/officer of Bank Plus in part in reliance on the Certificate of Incorporation and By-laws; and

          WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to Bank Plus in an effective manner and Indemnitee's reliance on the Certificate of Incorporation and By-laws, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Certificate of Incorporation and By-laws will be available to Indemnitee (regardless of, among other things, any amendment to the Certificate of Incorporation or the By-laws or any change in the composition of Bank Plus' Board of Directors or acquisition transaction relating to Bank Plus), Bank Plus wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement and, to the extent insurance is obtained, for the continued coverage of Indemnitee under Bank Plus' directors' and officers' liability insurance policies;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Indemnitee to continue to serve Bank Plus directly or, at its request, another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Certain Definitions:
          -------------------

          (a)  Change in Control:  shall be deemed to have occurred if (i) any
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     "person" (as such term is used in Sections 13(d) and 14(d) of the
     Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than (A) Bank Plus, (B) a trustee or other fiduciary holding securities under an employee benefit plan of Bank Plus or (C) a corporation owned directly or indirectly by the stockholders of Bank Plus in substantially the same proportions as their ownership of stock of Bank Plus, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Bank Plus representing 20% or more of the total voting power represented by Bank Plus' then outstanding Voting Securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Bank Plus and any new director whose election by the Board of Directors or nomination for election by Bank Plus' stockholder was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the stockholders of Bank Plus approve a merger or consolidation of Bank Plus with any other corporation, other than a merger or consolidation which would result in the Voting Securities of Bank Plus outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of Bank Plus or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of Bank Plus approve a plan of complete liquidation of Bank Plus or an agreement for the sale or disposition by Bank Plus of (in one transaction or a series of transactions) all or substantially all of Bank Plus' assets.

          (b)  Claim:  any threatened, pending or completed action, suit or
               -----
     proceeding, or any inquiry or investigation, whether instituted by Bank Plus or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

          (c)  Expenses:  include attorneys' fees and all other costs, expenses
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     and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d)  Indemnifiable Event:  any event or occurrence related to the
               -------------------
     fact that Indemnitee is or was a director, officer, employee or agent of Bank Plus, or is or was serving at the request of Bank Plus as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee

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

     benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

          (e)  Independent Legal Counsel:  an attorney or firm of attorneys,
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     selected in accordance with the provisions of Section 3, who shall not have otherwise performed services for Bank Plus or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement or of other indemnitees under similar indemnity agreements).

          (f)  Reviewing Party:  (i) the Board of Directors by a majority vote
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     of the directors who are not parties to the subject Claim, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct or this Agreement provides, by Independent Legal Counsel.

          (g)  Voting Securities:  any securities of Bank Plus which vote
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     generally in the election of directors.

     2.   Basic Indemnification Arrangement.
          ---------------------------------

          (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, Bank Plus shall indemnify Indemnitee to the fullest extent permitted by law as soon as practicable but in any event no later than thirty days after written demand is presented to Bank Plus, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, Bank Plus shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

          (b) Notwithstanding the foregoing, (i) the obligations of Bank Plus under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law and (ii) the obligation of Bank Plus to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, Bank Plus shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse Bank Plus) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination

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

     made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse Bank Plus for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of Bank Plus' Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and Bank Plus hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on each of Bank Plus and Indemnitee.

     3.   Change in Control.  Bank Plus agrees that if there is a Change in
          -----------------
Control of Bank Plus (other than a Change in Control which has been approved by a majority of Bank Plus' Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or By-laws of Bank Plus now or hereafter in effect relating to Claims for Indemnifiable Events, Bank Plus shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by Bank Plus (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to each of Bank Plus and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. Bank Plus agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant thereto.

     4.   Indemnification for Additional Expenses.  Bank Plus shall indemnify
          ---------------------------------------
Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by Bank Plus under this Agreement or any other agreement or Bank Plus by-law now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by Bank Plus, regardless of whether

Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

     5.   Partial Indemnity, Etc.  If Indemnitee is entitled under any other
          ----------------------
provision of this Agreement to indemnification by Bank Plus for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, Bank Plus shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

     6.   Burden of Proof.  In connection with any determination by the
          ---------------
Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on Bank Plus to establish that Indemnitee is not so entitled.

     7.   No Presumptions.  For purposes of this Agreement, the termination of
          ---------------
any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

     8.   Nonexclusivity, Etc.  The rights of the Indemnitee hereunder shall be
          -------------------
in addition to any other rights Indemnitee may have under the Certificate of Incorporation or the By-laws or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under Bank Plus' By-laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

     9.   Liability Insurance.  To the extent Bank Plus maintains an insurance
          -------------------
policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Bank Plus director or officer.

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

     10.  Period of Limitations.  No legal action shall be brought and no cause
          ---------------------
of action shall be asserted by or in the right of Bank Plus against Indemnitee or Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of Bank Plus shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     11.  Amendments, Etc.  No supplement, modification or amendment of this
          ---------------
Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     12.  Subrogation.  In the event of payment under this Agreement, Bank Plus
          -----------
shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Bank Plus effectively to bring suit to enforce such rights.

     13.  No Duplication of Payments.  Bank Plus shall not be liable under this
          --------------------------
Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

     14.  Binding Effect, Etc.  This Agreement shall be binding upon and inure
          -------------------
to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of Bank Plus), spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director or officer of Bank Plus.

     15.  Severability.  The provisions of this Agreement shall be severable in
          ------------
the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

     16.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Delaware applicable to contracts

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

made and to be performed in such state without giving effect to the principles of conflicts of laws.

     17.  Counterparts.  This Agreement may be executed in counterparts each of
          ------------
which shall be deemed an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         BANK PLUS CORPORATION


                                         By:________________________________
                                         Name:
                                         Title:


                                         INDEMNITEE


                                         ___________________________________
                                         Name:

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